SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 16, 2003


                               Metris Master Trust
                            Metris Receivables, Inc.
                     (Originator of the Metris Master Trust)

             (Exact name of registrant as specified in its charter)



     Delaware                        333-76047                41-1810301
(State or Other                (Commission File Number)    (IRS Employer
Jurisdiction of Incorporation)                            Identification Number)


     10900 Wayzata Boulevard, Room 723, Minnetonka, Minnesota    55305
              (Address of Principal Executive Office)          (Zip Code)


Registrant's telephone number, including area code (952) 417-5645


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5.   On September 16, 2003, Metris  Receivables,  Inc., pursuant to Section
          4.20 of the Second Amended and Restated Pooling and Servicing Agreement dated as of January 22, 2002 among Metris Receivables, Inc., as Transferor, Direct Merchants Credit Card Bank, National
          Association,  as Servicer,  and U.S.  Bank  National  Association,  as
          Trustee (as amended the "Pooling and Servicing Agreement"), as supplemented by the Amended and Restated Series 2001-1 Supplement, dated as of September 16, 2003 (together with the Pooling and Servicing Agreement, the "Agreement"), Metris Receivables, Inc. as the Transferor deposited (x) in the Principal Funding Account, an amount such that the amount on deposit in the Principal Funding Account following such deposit is equal to the sum of (I) the Class A Outstanding Principal Amount, (II) the Class B Outstanding Principal Amount and (III) the Excess Collateral Outstanding Principal Amount (determined on a net basis, after taking into account any Excess Collateral Daily Principal payable to the Transferor on the Defeasance Date pursuant to subsection 4.12(d) of the Agreement), and (y) in the Accumulation Period Reserve Account, an amount such that the amount on deposit in the Accumulation Period Reserve Account following such deposit is sufficient to pay and discharge (without relying on income or gain from reinvestment of such amount) all remaining scheduled interest payments on all outstanding Series 2001-1 Securities on the dates scheduled for such payments in the Agreement

          As of September 16, 2003, the Series 2001-1 Securities are no longer entitled to the security interest of the Trustee in the Receivables and, except to the extent provided in Article IV of the Agreement, the other Trust Property, and the Investor Percentages applicable to the allocation to the Series 2001-1 Securityholders of Principal Collections, Finance Charge Collections and Receivables in Defaulted Accounts will be reduced to zero.

          Capitalized terms used herein have the meanings assigned to them in the Agreement.

Item 6.   Not Applicable.

Item 7.   Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.1.

          Exhibit 4.1 Amended and Restated Series 2001-1 Supplement dated as of September 16, 2003.

Item 8.   Not Applicable.

Item 9.   Not Applicable.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METRIS RECEIVABLES, INC.
                                   as Transferor, on behalf of the
                                   Metris Master Trust

                                   By: /s/ SCOTT R. FJELLMAN
                                   Name:     Scott R. Fjellman
                                   Title:    Senior Vice President and Treasurer

September 23, 2003



                                  EXHIBIT INDEX

Exhibit         Description


Exhibit 4.1 Amended and Restated Series 2001-1 Supplement dated as of September 16, 2003